Issuance of common units	12 Months Ended
Dec. 31, 2016
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
22. Issuance of common units

On December 7, 2016, the Partnership sold 6,000,000 common units, representing limited partner interests in an underwritten public offering and granted the underwriters a 30-day option to purchase up to an additional 900,000 common units. In connection with the partial exercise by the underwriters of their option to purchase additional common units, on December 16, 2016, the Partnership sold 588,389 common units. The offering price was $17.60 per unit. The Partnership's total proceeds and net proceeds from the public offering were $116.0 million and $111.5 million, respectively. During December, 2016, net proceeds of $12.6 million and $6.6 million was used to repay part of the seller’s credit note and to settle the working capital adjustment, respectively, related to the acquisition of the Höegh Gallant on October 1, 2015. As of December 31, 2016, the Partnership designated $91.8 million of the net proceeds to acquire a 51% ownership interest in Höegh LNG Colombia Holding Ltd., the owner of the entities that own and operate the Höegh Grace. The acquisition was settled on January 3, 2017. Refer to note 26.

(in thousands of U.S. dollars)	2016
Gross proceeds received	$115,956
Less: Underwriters' discount	(3,943)
Less: Offering expenses	(484)
Net proceeds received	$111,529